SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Subsequent Events
SUBSEQUENT EVENTS

NOTE 11: SUBSEQUENT EVENTS

1.	On August 18, 2025, the Company completed an initial strategic investment by means of a $5,000 convertible loan to, along with an option to acquire, Neurolief Ltd. (“Neurolief”), developer of a non-invasive, multi-channel brain neuromodulation platform that is designed for use at home. The agreement provides for potential additional milestone-based funding to Neurolief, including a second tranche of up to a $6,000 convertible loan upon FDA approval of Neurolief’s Proliv Rx system for MDD treatment, and a third tranche consisting of up to a $5,000 equity investment upon Neurolief achieving an agreed-upon revenue milestone. BrainsWay has also been granted a “call option” to acquire all outstanding equity interests in Neurolief during clearly defined exercise windows, at a price based on the greater of a specified enterprise value or a revenue multiple, with the values varying depending on timing of exercise.

2.	On August 19, 2025, the Company entered into a strategic equity financing agreement with Axis Management Company, Inc. (“Axis Integrated Mental Health”), a management services organization that supports several mental health clinics in Colorado. Under the terms of the agreement, the Company will invest an initial amount of $2,300 in return for approximately 30% of Axis, in the form of series A preferred stock. The agreement also provides for a potential additional milestone-based investment of up to $1,000, in exchange for an additional approximately 11% equity interest in Axis. In addition, the agreement includes a redemption mechanism relating to the shares.